Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED FEBRUARY 26, 2019

TO THE

PROSPECTUS DATED APRIL 30, 2018

FIDELITY INSTITUTIONAL ASSET MANAGEMENT® GOVERNMENT INCOME PORTFOLIO

(FORMERLY, PYRAMIS® GOVERNMENT INCOME PORTFOLIO)1

The Board of Trustees of Brighthouse Funds Trust I (the “Trust”) has approved a change of subadviser for the Fidelity Institutional Asset Management® Government Income Portfolio (formerly, Pyramis® Government Income Portfolio) (the “Portfolio”) from FIAM LLC (“FIAM”) to Western Asset Management Company, LLC (“Western Asset”) to be effective on or about April 29, 2019, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC, and Western Asset. Effective on or about April 29, 2019, the name of the Portfolio will change to Western Asset Management Government Income Portfolio, and, except as otherwise noted below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and all references to FIAM as the Portfolio’s subadviser contained in the Prospectus will change to Western Asset. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to FIAM as the Portfolio’s subadviser and to the Portfolio by its former name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Prospectus are effective on or about April 29, 2019:

In the Portfolio Summary, in the section entitled “Principal Investment Strategies,” the last sentence of the first paragraph is deleted and replaced with the following:

Western Asset may also invest the Portfolio’s assets in mortgage-backed and asset-backed securities, including collateralized mortgage obligations, and foreign securities. The Portfolio’s investments in foreign securities will be limited to 10% of total assets.

In the Portfolio Summary, also in the section entitled “Principal Investment Strategies,” the third, fourth and fifth paragraphs are deleted in their entirety and replaced with the following:

Investment Selection

Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation.

Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

Western Asset may engage in transactions that have a leveraging effect on the Portfolio, including investments in derivatives such as options, options on futures contracts, currency-related derivatives, swaps, structured notes and inverse floaters, regardless of whether the Portfolio may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. Western Asset may invest a significant portion of the Portfolio’s assets in these types of investments. Western Asset may also invest in mortgage dollar roll transactions. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and

1 Fidelity Institutional Asset Management is a registered service mark of FMR LLC. Used with permission. Pyramis is a registered service mark of FMR LLC. Used with permission.

simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not necessarily identical securities on a specified future date. Finally, Western Asset may engage in the short selling of securities. For more information about the types of investments in which the Portfolio may invest, please see “Investment Strategies and Risks” in the Statement of Additional Information.

In the Portfolio Summary, the section entitled “Principal Risks” is revised to add the following disclosure as the last paragraph of that section:

Foreign Investment Risk. Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.

In the Portfolio Summary, the following disclosure is added at the end of the first paragraph of the section entitled “Past Performance”:

Effective April 29, 2019, Western Asset became the subadviser to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had Western Asset been its subadviser and had its current principal investment strategies then been in effect.

In the Portfolio Summary, the disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. Western Asset Management Company, LLC is the subadviser to the Portfolio.

Portfolio Managers. The Portfolio has been managed since April 2019 by a team at Western Asset led by S. Kenneth Leech, Chief Investment Officer, Mark Lindbloom, Portfolio Manager, and Frederick Marki, Portfolio Manager.

The section entitled “Principal Risks of Investing in the Portfolio” is revised to add the following disclosure to the end of that section:

Foreign Investment Risk

Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates may subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value.

Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.

In the section entitled “Additional Information About Management,” the following subsection is added after the subsection entitled “Contractual Fee Waiver”:

Voluntary Fee Waiver

Effective April 29, 2019, BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the difference between the subadvisory fee currently payable by BIA to Western Asset and the subadvisory fee previously payable by BIA to the former subadviser to the Portfolio. This voluntary advisory fee waiver may be terminated by BIA at any time.

In the subsection entitled “Additional Information About Management – The Subadviser,” the third through seventh paragraphs are deleted in their entirety and replaced with the following:

BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2017, BIA paid to the Portfolio’s former subadviser an investment subadvisory fee of 0.12% of the Portfolio’s average daily net assets.

Western Asset Management Company, LLC, established in 1971, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $442.2 billion as of December 31, 2017. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

The Portfolio has been managed since April 2019 by a team of investment professionals at Western Asset. This team is led by Chief Investment Officer S. Kenneth Leech, along with Portfolio Managers Mark Lindbloom and Frederick Marki.

Mr. Leech has served as a Portfolio Manager for Western Asset since 1990. Mr. Lindbloom joined Western Asset in 2006. Mr. Marki joined Western Asset in 2005.

Mr. Leech is responsible for strategic oversight of the Portfolio’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Lindbloom and Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE